Exhibit 10.3

EXECUTION VERSION

FOURTH SUPPLEMENTAL INDENTURE is entered into as of April 28, 2014 (this “Fourth Supplemental Indenture”), by and among Westmoreland Coal Company, a Delaware corporation (the “Issuer”), Westmoreland Partners, a Virginia partnership (the “Co-Issuer” and, together with the Issuer, the “Issuers”), Westmoreland Energy Services, Inc., a Delaware corporation, Westmoreland Canada LLC, a Delaware limited liability company, Westmoreland Canadian Investments, LP, a Quebec, Canada limited partnership, WCC Holding B.V., a Netherlands B.V., Westmoreland Canada Holdings Inc., an Alberta, Canada corporation, Westmoreland Prairie Resources Inc., an Alberta, Canada corporation, Coal Valley Resources, Inc., an Alberta, Canada corporation, Prairie Mines & Royalty ULC, an Alberta, Canada unlimited liability company, Prairie Coal Ltd., a Saskatchewan, Canada limited company, Willowvan Mining Ltd., a Saskatchewan, Canada limited company, and Poplar River Coal Mining Partnership (together, the “New Guarantors”) and Wells Fargo Bank, National Association, as trustee under the Original Indenture referenced below (the “Trustee”), and Wells Fargo Bank, National Association, as note collateral agent under the Original Indenture referenced below (the “Note Collateral Agent”).
W I T N E S S E T H:
WHEREAS, the Issuers, the guarantor parties set forth therein (the “Guarantors”), the Trustee and the Note Collateral Agent are parties to the Indenture dated as of February 4, 2011 (the “Original Indenture”), as amended and supplemented by the Supplemental Indenture dated as of January 31, 2012 among the Issuer, the Co-Issuer, the Guarantors, the Trustee and the Note Collateral Agent (the “Supplemental Indenture”), by the Second Supplemental Indenture dated as of February 3, 2014 (the “Second Supplemental Indenture”) and by the Third Supplemental Indenture dated as of April 24, 2014 (the “Third Supplemental Indenture,” and, the Original Indenture, as amended and supplemented by the First Supplemental Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture, the “Indenture”);
WHEREAS, the Issuers have co-issued $700 million aggregate principal amount of 10.75% Senior Secured Notes due 2018 (the “Notes”) pursuant to the Indenture, of which $676.5 million aggregate principal amount are outstanding as of the date hereof;
WHEREAS, on April 24, 2014, the Issuer completed the acquisition of certain entities from Sherritt International Corporation (together with certain related transactions, the “Sherritt Acquisition”);
WHEREAS, in connection with the Sherritt Acquisition, the Issuer has formed or acquired each of the New Guarantors and each of the New Guarantors is a wholly-owned direct or indirect subsidiary of the Issuer;
WHEREAS, the Indenture provides that under certain circumstances the New Guarantors shall execute and deliver to the Trustee a supplemental indenture pursuant to which the New Guarantors shall unconditionally guarantee all of the Issuers’ obligations under the Notes, the Indenture, the Security Documents, the Registration Rights Agreement and the Intercreditor

Agreement, on the terms and conditions set forth herein and under the Indenture (the “Guarantee”);
WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Fourth Supplemental Indenture;
WHEREAS, each New Guarantors has taken all corporate, limited liability company or other organizational action necessary on the part of such New Guarantor to enter into this Fourth Supplemental Indenture; and
WHEREAS, the Issuer has delivered to the Trustee an Officers’ Certificate as well as an Opinion of Counsel pursuant to Section 9.06 of the Indenture to the effect that the execution of this Fourth Supplemental Indenture by the Issuers and each of the New Guarantors is authorized or permitted by the Indenture and constitutes the legal, valid and binding obligations of the Issuers and each of the New Guarantors enforceable in accordance with its terms.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties mutually covenant and agree for the equal and ratable benefit of the Holders as follows:
ARTICLE I
DEFINITIONS
SECTION 1.1    Defined Terms. Capitalized terms used in this Fourth Supplemental Indenture and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture.
ARTICLE II
REPRESENTATIONS; AGREEMENT TO BE BOUND; GUARANTEE
SECTION 2.1    Representations. Each New Guarantor represents and warrants to the Trustee as follows:
(i)    It is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.
(ii)    The execution, delivery and performance by it of this Fourth Supplemental Indenture have been authorized and approved by all necessary action on its part under the applicable laws of the jurisdiction in which it is organized.
SECTION 2.2    Agreement To Be Bound. Each New Guarantor hereby becomes a party to the Indenture as a Guarantor and as such shall have all of the rights and be subject to all of the obligations and agreements of a Guarantor under the Indenture. Each New Guarantor agrees to be bound by all of the provisions of the Indenture applicable to a Guarantor and to perform all of the obligations and agreements of a Guarantor under the Indenture.

SECTION 2.3    Guarantee. Each New Guarantor agrees, on a joint and several basis with all the existing Guarantors, to fully, unconditionally and irrevocably guarantee the Guarantee Obligations pursuant to Article XI of the Indenture on a senior secured basis.
ARTICLE III
MISCELLANEOUS
SECTION 3.1    Notices. All notices and other communications to the New Guarantors shall be given as provided for notices to the Issuers or a Guarantor in Section 12.02 of the Indenture, with a copy to the Issuer.
SECTION 3.2    Parties. Nothing expressed or mentioned herein is intended or shall be construed to give any Person, firm or corporation, other than the Holders, the Note Collateral Agent and the Trustee, any legal or equitable right, remedy or claim under or in respect of this Fourth Supplemental Indenture or the Indenture or any provision herein or therein contained.
SECTION 3.3    Effectiveness of Amendments. This Fourth Supplemental Indenture will become effective immediately upon its execution and delivery by each party hereto.
SECTION 3.4    Continuing Effect of Indenture. Except as expressly provided herein, all of the terms, provisions and conditions of the Indenture and the Notes shall remain in full force and effect. Each reference in the Indenture to “this Indenture”, “hereof”, “herein”, “hereto” or words of like import referring to the Indenture shall mean and be deemed a reference to the Indenture as modified hereby. To the extent of any inconsistency between the terms of the Indenture and this Fourth Supplemental Indenture, the terms of this Fourth Supplemental Indenture will control and govern.
SECTION 3.5    Construction of Fourth Supplemental Indenture; GOVERNING LAW. This Fourth Supplemental Indenture is executed as and shall constitute an indenture supplemental to the Indenture and shall be construed in connection with and as part of the Indenture. The Section headings herein are for convenience only and shall not affect the construction hereof. THIS FOURTH SUPPLEMENTAL INDENTURE WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 3.6    Trust Indenture Act Controls. If any provision of this Fourth Supplemental Indenture limits, qualifies or conflicts with another provision of this Fourth Supplemental Indenture or the Indenture that is required to be included by the Trust Indenture Act of 1939 as in force at the date as of which this Fourth Supplemental Indenture is executed, the provision required by said Act shall control.
SECTION 3.7    Trustee and Note Collateral Agent Disclaimer. The recitals contained in this Fourth Supplemental Indenture shall be taken as the statements of the Issuers and the Guarantors, and the Trustee and the Note Collateral Agent assume no responsibility for their correctness. The Trustee and the Note Collateral Agent make no representations as to the validity or sufficiency of this Fourth Supplemental Indenture. All rights, protections, privileges, indemnities and benefits granted or afforded to the Trustee and the Note Collateral Agent under the Indenture shall be deemed incorporated herein by this reference and shall be deemed applicable to all actions taken, suffered or omitted by the Trustee and the Note Collateral Agent under this Fourth Supplemental Indenture.
SECTION 3.8    Closing Deliverables. The Issuer has delivered to the Trustee (a) an Opinion of Counsel and Officers’ Certificate required pursuant to Section 12.04 of the Indenture and stating in effect that the conditions precedent for the execution and delivery of the Fourth Supplemental Indenture have been satisfied, and (b) an Opinion of Counsel and Officers’ Certificate pursuant to Section 9.06 of the Indenture stating in effect that the execution of this Fourth Supplemental Indenture by the Issuers and each of the New Guarantors is authorized or permitted by the Indenture and constitutes the legal, valid and binding obligations of the Issuers and each of the New Guarantors in accordance with its terms.
SECTION 3.9    No Recourse Against Others. No director, officer, employee, incorporator, stockholder, member or manager of the Issuer, the Co-Issuer, any New Guarantor or any Restricted Subsidiary will have any liability for any obligations of any New Guarantor under this Fourth Supplemental Indenture or such New Guarantor’s Note Guarantee or for any claim based on, in respect of, or by reason of, such obligations or their creation.
SECTION 3.10 Counterparts and Severability. This Fourth Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Any executed counterpart delivered by facsimile, .pdf or other electronic transmission shall be effective as an original of such executed counterpart. In case any provision in this Fourth Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provision shall not in any way be affected or impaired thereby.
[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Supplemental Indenture to be duly executed as of the date first above written.
WESTMORELAND COAL COMPANY, as Issuer

By:    /s/ Jennifer S. Grafton
Name: Jennifer S. Grafton
Title: General Counsel and Secretary

WESTMORELAND PARTNERS, as Co-Issuer

By:	Westmoreland-Roanoke Valley, L.P.,
as General Partner

By:	WEI-Roanoke Valley, Inc.,
as General Partner of Westmoreland-Roanoke
Valley, L.P.

By:    /s/ Samuel Hagreen
Name: Samuel Hagreen
Title: Secretary

By:	Westmoreland - North Carolina Power, L.L.C.
as General Partner

By:    /s/ Samuel Hagreen
Name: Samuel Hagreen
Title: Secretary

WESTMORELAND ENERGY SERVICES, INC., as Guarantor

By:    /s/ Samuel Hagreen
Name: Samuel N. Hagreen
Title: Secretary

WESTMORELAND CANADA LLC, as Guarantor

By:    /s/ Jennifer S. Grafton
Name: Jennifer S. Grafton
Title: Secretary

[additional signature pages follow]

[Signature Page to Fourth supplement Indenture]

WESTMORELAND CANADAIAN INVESMENTS , LP, as
Guarantor

By:	Westmoreland Canada LLC, its general partner

By:    /s/ Jennifer S. Grafton
Name: Jennifer S. Grafton
Title: Secretary

WCC HOLDING B.V., as Guarantor

By:    /s/ Jennifer S. Grafton
Name: Jennifer S. Grafton
Title: Managing Director A
WCC HOLDING B.V. as Guarantor
By: /s/ R.H. W. Funnekotter
Name: R.H.W. Funnekotter
Title: Managing Director B
WESTMORELAND CANADA HOLDINGS INC., as Guarantor

By:    /s/ Jennifer S. Grafton
Name: Jennifer S. Grafton
Title: Secretary

WESTMORELAND PRAIRIE RESOURCES INC., as Guarantor

By:    /s/ Jennifer S. Grafton
Name: Jennifer S. Grafton
Title: Secretary

PRAIRIE MINES & ROYALTY ULC, as Guarantor

By:    /s/ Jennifer S. Grafton
Name: Jennifer S. Grafton
Title: Secretary

COAL VALLEY RESOURCES INC., as Guarantor

By:    /s/ Jennifer S. Grafton
Name: Jennifer S. Grafton
Title: Secretary

[additional signature pages follow]

[Signature Page to Fourth supplement Indenture]

WILLOWVAN MINING LTD., as Guarantor

By:    /s/ Jennifer S. Grafton
Name: Jennifer S. Grafton
Title: Secretary

PRAIRIE COAL LTD., as Guarantor

By:    /s/ Jennifer S. Grafton
Name: Jennifer S. Grafton
Title: Secretary

POPLAR RIVER COAL MINING PARTNERSHIP, as Guarantor

By:	Prairie Mines & Royalty ULC, its partner

By:    /s/ Jennifer S. Grafton
Name: Jennifer S. Grafton
Title: Secretary

[additional signature pages follow]

[Signature Page to Fourth supplement Indenture]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee

By:    /s/ John C. Stohlmann
Name: John C. Stohlmann
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Note Collateral Agent

By:    /s/ John C. Stohlmann
Name: John C. Stohlmann
Title: Vice President

[Signature Page to Fourth supplement Indenture]